Other Accrued Expenses and Other Liabilities (Details 3) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other long-term liabilities
Deferred rent	$ 4,417	$ 4,415	$ 1,755
Accrued income taxes	11,600	11,143	10,329
Market lease reserves	126	61	978
Other	1,557	334	755
Total other long-term liabilities	$ 21,232	$ 15,953	$ 13,817